UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 5, 2004
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                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-14879                  22-2322400
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 (State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ                08540
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       (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 5, 2004, Cytogen Corporation announced its financial results for the second quarter and six months ended June 30, 2004, and reaffirmed its previously-provided financial guidance for 2004. The full text of the August 5, 2004 press release issued in connection with the announcement is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CYTOGEN CORPORATION



                                      By:   /s/ Michael D. Becker
                                            ------------------------------------
                                            Michael D. Becker
                                            President and Chief Executive
                                            Officer

Dated:   August 5, 2004



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                                  EXHIBIT INDEX


                     Exhibit No.       Description
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                         99.1          Press release dated August 5, 2004